Other net income	6 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Other net income
15 Other net income

Other net income
in EUR million	30 June 2024	30 June 2023
Share of result associates and joint ventures	43	38
Impairment of associates and joint ventures	-24	-5
Net result derecognition of financial assets measured at amortised cost	-5	11
Net monetary gain or loss	-88	-79
Other	88	44
	13	10